Filed pursuant to Rule 497(a)
File No. 333-166012
Rule 482ad
Fifth Street Finance Corp. Announces Quarter Ended December 31, 2010 Financial Results
WHITE PLAINS, N.Y., January 31, 2011 — Fifth Street Finance Corp. (NYSE: FSC) (“Fifth Street” or “we”) announces its results for the first fiscal quarter ended December 31, 2010.
First Quarter 2011 Financial Highlights
•	Net investment income for the quarter ended December 31, 2010 was $14.1 million or $0.26 per share, as compared to $8.3 million or $0.22 per share for the quarter ended December 31, 2009;

•	Net asset value per share was $10.44 as of December 31, 2010, as compared to $10.43 as of September 30, 2010;

•	Net unrealized appreciation for the quarter ended December 31, 2010 was $16.8 million (including $10.3 million of reclassifications to realized losses) or $0.31 per share, as compared to $1.0 million or $0.03 per share for the quarter ended December 31, 2009;

•	Net realized gains (losses) on investments for the quarter ended December 31, 2010 were ($13.5 million) or ($0.25) per share, as compared to $0.1 million for the quarter ended December 31, 2009; and

•	Net increase in net assets resulting from operations for the quarter ended December 31, 2010 was $17.4 million or $0.32 per share, as compared to $9.5 million or $0.25 per share for the quarter ended December 31, 2009;
Second Quarter and Third Quarter 2011 Dividend Declarations
Our Board of Directors has declared monthly dividends for the second and third fiscal quarters of 2011 as follows:
•	$0.1066 per share, which was paid on January 31, 2011 to stockholders of record on January 4, 2011;

•	$0.1066 per share, payable on February 28, 2011 to stockholders of record on February 1, 2011;

•	$0.1066 per share, payable on March 31, 2011 to stockholders of record on March 1, 2011;

•	$0.1066 per share, payable on April 29, 2011 to stockholders of record on April 1, 2011;

•	$0.1066 per share, payable on May 31, 2011 to stockholders of record on May 2, 2011; and

•	$0.1066 per share, payable on June 30, 2011 to stockholders of record on June 1, 2011.
Portfolio and Investment Activity
Our Board of Directors determined the fair value of our portfolio at December 31, 2010 to be $742.4 million, as compared to $563.8 million at September 30, 2010.
During the quarter ended December 31, 2010, we closed $273.1 million of new investments, including funding $238.6 million across six new and seven existing portfolio companies. This compares to funding $144.2 million across four new and three existing portfolio companies during the quarter ended December 31, 2009.
At December 31, 2010, our portfolio consisted of investments in 45 companies, 41 of which were completed in connection with investments by private equity sponsors and four of which were in private equity funds. At fair value, 98.6% of our portfolio consisted of debt investments (86.5% were first lien loans, 11.5% were second lien loans and the remainder were subordinated loans). Our average portfolio company investment size at fair value (excluding equity-only investments) was approximately $19.5 million at December 31, 2010, versus $16.6 million at September 30, 2010.

“We are pleased to report that we have continued to build on the momentum from our first fiscal quarter by closing over $75 million of new deals so far in the current quarter. In addition, we have been progressing towards expanding our ING-led credit facility and are hopeful that it will lead to substantial incremental capital from additional lenders with more favorable terms,” stated our Chief Executive Officer, Leonard M. Tannenbaum.
Our weighted average yield on debt investments at December 31, 2010 was 13.2%, and included a cash component of 11.4%.
At December 31, 2010 and September 30, 2010, $366.0 million and $183.0 million, respectively, of our portfolio of debt investments at fair value were at floating rates, which represented 50.0% and 32.8%, respectively, of our total portfolio of debt investments at fair value.
Results of Operations
Total investment income for the quarters ended December 31, 2010 and December 31, 2009 was $25.3 million and $13.2 million, respectively. For the quarter ended December 31, 2010, this amount primarily consisted of $20.8 million of interest income from portfolio investments (which included $3.1 million of PIK interest), and $4.5 million of fee income (which included $1.3 million of exit fees). For the quarter ended December 31, 2009, total investment income primarily consisted of $12.3 million of interest income from portfolio investments (which included $2.0 million of PIK interest), and $0.9 million of fee income.
The increase in our total investment income for the quarter ended December 31, 2010 as compared to the quarter ended December 31, 2009 was primarily attributable to higher average levels of outstanding debt investments, which were principally due to an increase of 13 investments in our portfolio in the year-over-year period, partially offset by scheduled amortization payments received and other debt payoffs during the same period.
Expenses for the quarters ended December 31, 2010 and December 31, 2009 were $11.3 million and $4.9 million, respectively. Expenses increased for the quarter ended December 31, 2010 as compared to the quarter ended December 31, 2009 by $6.4 million, primarily as a result of increases in the base management fee, the incentive fee, interest expense, professional fees and other general and administrative expenses. For the quarters ended December 31, 2010 and December 31, 2009, no base management fee was incurred on our assets held in the form of cash and cash equivalents. Our investment advisor voluntarily agreed to permanently waive this fee as of the end of each quarter beginning March 31, 2010.
Net realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. During the quarters ended December 31, 2010 and December 31, 2009, we recorded the following investment realization events:
•	In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million;

•	In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million;

•	In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million;

•	In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods; and

•	In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction.
Net unrealized appreciation or depreciation is the net change in the fair value of our investment portfolio and our interest rate swaps during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the quarter ended December 31, 2010, we recorded net unrealized appreciation of $16.8 million. This consisted of $10.3 million of reclassifications to realized losses, $5.5 million of net unrealized appreciation on debt investments, $0.3 million of net unrealized appreciation on equity investments and $0.7 million of net unrealized appreciation on our interest rate swap. During the quarter ended December 31, 2009, we recorded net unrealized appreciation of $1.0 million. This consisted primarily of $1.2 million of net unrealized appreciation on debt investments, offset by $0.2 million of net unrealized depreciation on equity investments.
Liquidity and Capital Resources
As of December 31, 2010, we had $43.0 million in cash and cash equivalents, portfolio investments (at fair value) of $742.4 million, $4.7 million of interest and fees receivable, $123.3 million of SBA debentures payable, $89.0 million of borrowings outstanding under our credit facilities and unfunded commitments of $95.3 million.
As of September 30, 2010, we had $76.8 million in cash and cash equivalents, portfolio investments (at fair value) of $563.8 million, $3.8 million of interest receivable, $73.0 million of SBA debentures payable and unfunded commitments of $49.5 million.
Fiscal Year 2011 Dividends
For fiscal year 2011, our Board of Directors has declared monthly dividends as follows:
•	$0.10 per share, which was paid on October 27, 2010 to stockholders of record on October 6, 2010;

•	$0.11 per share, which was paid on November 24, 2010 to stockholders of record on November 3, 2010;

•	$0.11 per share, which was paid on December 29, 2010 to stockholders of record on December 1, 2010;

•	$0.1066 per share, which was paid on January 31, 2011 to stockholders of record on January 4, 2011;

•	$0.1066 per share, payable on February 28, 2011 to stockholders of record on February 1, 2011;

•	$0.1066 per share, payable on March 31, 2011 to stockholders of record on March 1, 2011;

•	$0.1066 per share, payable on April 29, 2011 to stockholders of record on April 1, 2011;

•	$0.1066 per share, payable on May 31, 2011 to stockholders of record on May 2, 2011; and

•	$0.1066 per share, payable on June 30, 2011 to stockholders of record on June 1, 2011.

Dividends are paid from distributable (taxable) income. Our Board of Directors determines dividends based on estimates of distributable (taxable) income, which differ from book income due to temporary and permanent differences in income and expense recognition and changes in unrealized appreciation and depreciation on investments.
Our amended dividend reinvestment plan (“DRIP”) provides for reinvestment of dividends, unless a stockholder elects to receive cash. As a result, if our Board of Directors declares a cash dividend, our stockholders who have not “opted out” of our DRIP will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. If you are a stockholder and your shares of our common stock are held through a brokerage firm or other financial intermediary and you wish to participate in the DRIP, please contact your broker or other financial intermediary.
Portfolio Asset Quality
     We utilize the following investment rating system for our investment portfolio:
•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.
At December 31, 2010, the distribution of our investments on the 1 to 5 investment rating scale at fair value was as follows:

	Investment at Fair	Percentage of Total
Investment Rating	Value	Portfolio	Leverage Ratio
1.	$80,790,254	10.88%	3.00
2.	620,901,779	83.63%	3.40
3.	21,672,872	2.92%	11.16
4.	—	0.00%	—
5.	19,030,430	2.57%	NM1

Total	$742,395,335	100.00%	3.25

[1]Due to operating performance, this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.
We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of December 31, 2010, we had modified the payment terms of our investments in four portfolio companies. Such modified terms include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

At December 31, 2010, we had stopped accruing cash interest, PIK interest and OID on three investments that had not paid all of their scheduled monthly cash interest payments for the period ended December 31, 2010. At December 31, 2009, we had stopped accruing cash interest, PIK interest and OID on five investments, including two investments that had not paid all of their scheduled monthly cash interest payments.
Recent Developments
On January 4, 2011, we drew $22.0 million on the Wells Fargo facility. On January 28, 2011, we drew $25.0 million on the Wells Fargo facility. As of January 31, 2011, we had $85.0 million outstanding under the facility.
On January 4, 2011, we closed a $19.0 million senior secured debt facility to support the acquisition of a technology-enabled home-delivery pharmacy. The investment is backed by a private equity sponsor and $17.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR+6.0% per annum and a $17.0 million Term Loan at an interest rate of LIBOR+10.5% per annum. This is a first lien facility with a scheduled maturity of five years.
On January 6, 2011, we closed a $14.0 million senior secured debt facility to support the acquisition of a provider of outsourced Medicaid eligibility services. The investment is backed by a private equity sponsor and $12.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR+6.5% per annum with a 1.75% LIBOR floor, and a $12.0 million Term Loan at an interest rate of LIBOR+10.0% per annum with a 1.75% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.
On January 6, 2011, we closed a $20.0 million senior secured debt facility to support the acquisition of a manager and administrator of investment products. The investment is backed by a private equity sponsor and $11.7 million was funded at closing. The terms of this investment include a $20.0 million Term Loan at an interest rate of LIBOR+9.5% per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.
On January 14, 2011, we drew $12.0 million on the ING facility. On January 31, 2011, we drew $27.0 million on the ING facility. As of January 31, 2011, we had $90.0 million outstanding under the facility.
On January 14, 2011, we closed a $13.3 million senior secured debt facility to support the acquisition of a provider of non-destructive pipe testing services. The investment is backed by a private equity sponsor and $11.3 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR+8.0% per annum with a 2% LIBOR floor, a $5.3 million Term Loan A at an interest rate of LIBOR+8.0% per annum with a 2% LIBOR floor, and a $6.0 million Term Loan B at an interest rate of LIBOR+12% per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.
On January 20, 2011, we closed a $10.0 million senior secured debt facility to support the acquisition of an acquirer and operator of specialty pharmaceutical companies. The investment is backed by a private equity sponsor and $10.0 million was funded at closing. The terms of this investment include a $10.0 million Term Loan at an interest rate of LIBOR+6.25% per annum with a 2% LIBOR floor. This is a first lien facility with a scheduled maturity of five years.
On January 30, 2011, our Board of Directors declared the following dividends:
•	$0.1066 per share, payable on April 29, 2011 to stockholders of record on April 1, 2011;
•	$0.1066 per share, payable on May 31, 2011 to stockholders of record on May 2, 2011; and

•	$0.1066 per share, payable on June 30, 2011 to stockholders of record on June 1, 2011.
On January 31, 2011, we paid a dividend in the amount of $0.1066 per share to stockholders of record on January 4, 2011.
We are currently in negotiations with the lenders to the ING facility and new lender parties thereto to potentially more than double our borrowing capacity under the ING facility, although we have not yet obtained a commitment from these lenders for any such increase. As a result, there are no assurances that we will be successful in our negotiations with these lenders or that we will ultimately enter into any agreement with the lenders to expand our borrowing capacity under the ING facility at all. In addition, any such agreement by these lenders to increase our borrowing capacity under the ING facility may also be accompanied by other changes to the ING facility, including changes to the maturity date of the ING facility.
In addition, we are also in the process of preparing an application to the SBA for a second SBIC license. If approved, this license would provide us with the capability to issue an additional $75 million of SBA-guaranteed debentures beyond the $150 million of SBA-guaranteed debentures we, through our wholly-owned subsidiary, currently have the ability to issue. However, there are no assurances that we will be successful in obtaining a second SBIC license from the SBA.

Fifth Street Finance Corp.
Consolidated Statements of Assets and Liabilities
(unaudited)

	December 31, 2010	September 30, 2010
Assets

Investments at fair value:
Control investments (cost 12/31/10: $9,681,508; cost 9/30/10: $12,195,029)	$9,088,988	$3,700,000
Affiliate investments (cost 12/31/10: $50,136,804; cost 9/30/10: $50,133,521)	45,645,034	47,222,059
Non-control/Non-affiliate investments (cost 12/31/10: $695,146,171; cost 9/30/10: $530,168,045)	687,661,313	512,899,257
Total investments at fair value (cost 12/31/10: $754,964,483; cost 9/30/10: $592,496,595)	742,395,335	563,821,316

Cash and cash equivalents	43,020,557	76,765,254
Interest and fees receivable	4,663,901	3,813,757
Due from portfolio company	151,962	103,426
Deferred financing costs	7,026,645	5,465,964
Collateral posted to bank and other assets	1,517,868	1,956,013

Total Assets	$798,776,268	$651,925,730

Liabilities and Net Assets

Liabilities:
Accounts payable, accrued expenses and other liabilities	$708,382	$1,322,282
Base management fee payable	3,778,779	2,875,802
Incentive fee payable	3,513,901	2,859,139
Due to FSC, Inc.	1,261,541	1,083,038
Interest payable	1,147,642	282,640
Payments received in advance from portfolio companies	1,146,210	1,330,724
Loans payable	89,000,000	—
SBA debentures payable	123,300,000	73,000,000
Total Liabilities	223,856,455	82,753,625

Net Assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 55,059,057 and 54,550,290 shares issued and outstanding at December 31, 2010 and September 30, 2010	550,591	545,503
Additional paid-in-capital	625,519,180	619,759,984
Net unrealized depreciation on investments and interest rate swap	(12,606,190)	(29,448,713)
Net realized loss on investments	(46,541,180)	(33,090,961)
Accumulated undistributed net investment income	7,997,412	11,406,292
Total Net Assets (equivalent to $10.44 and $10.43 per common share at December 31, 2010 and September 30, 2010)	574,919,813	569,172,105

Total Liabilities and Net Assets	$798,776,268	$651,925,730

Fifth Street Finance Corp.
Consolidated Statements of Operations
(unaudited)

	Three months	Three months
	ended December 31,	ended December 31,
	2010	2009
Interest income:
Control investments	$969	$224,746
Affiliate investments	1,162,516	2,259,501
Non-control/Non-affiliate investments	16,489,184	7,673,326
Interest on cash and cash equivalents	9,136	195,662
Total interest income	17,661,805	10,353,235

PIK interest income:
Control investments	33,333	—
Affiliate investments	281,800	331,616
Non-control/Non-affiliate investments	2,828,555	1,630,158
Total PIK interest income	3,143,688	1,961,774

Fee income:
Control investments	126,486	—
Affiliate investments	133,554	253,777
Non-control/Non-affiliate investments	4,267,216	661,364
Total fee income	4,527,256	915,141

Dividend and other income:
Control investments	—	—
Affiliate investments	—	—
Non-control/Non-affiliate investments	2,434	11,333
Total dividend and other income	2,434	11,333

Total Investment Income	25,335,183	13,241,483

Expenses:
Base management fee	3,778,779	2,267,003
Incentive fee	3,513,901	2,087,264
Professional fees	690,489	301,605
Board of Directors fees	49,500	38,000
Interest expense	1,938,710	91,179
Administrator expense	354,169	251,818
General and administrative expenses	954,033	582,623
Total expenses	11,279,581	5,619,492
Base management fee waived	—	(727,067)
Net expenses	11,279,581	4,892,425

Net Investment Income	14,055,602	8,349,058
Unrealized appreciation on interest rate swap	736,390	—

Unrealized appreciation (depreciation) on investments:
Control investments	8,070,596	1,993,222
Affiliate investments	(1,580,308)	399,934
Non-control/Non-affiliate investments	9,615,845	(1,393,862)
Net unrealized appreciation on investments	16,106,133	999,294

Realized gain (loss) on investments:
Control investments	(7,765,119)	—
Affiliate investments	—	—
Non-control/Non-affiliate investments	(5,685,100)	106,000
Net realized gain (loss) on investments	(13,450,219)	106,000

Net increase in net assets resulting from operations	$17,447,906	$9,454,352

Net investment income per common share — basic and diluted	$0.26	$0.22
Earnings per common share — basic and diluted	$0.32	$0.25
Weighted average common shares— basic and diluted	54,641,164	37,880,435

About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street Finance Corp. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in Fifth Street Finance Corp.’s filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Executive Director, Investor Relations (914) 286-6811 stacey@fifthstreetfinance.com